UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                            July 11, 1997


                          BB&T Corporation
        (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                             56-0939887
(State of incorporation)          (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (910) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 11 pages.

ITEM 5. OTHER EVENTS

       The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the second quarter of 1997, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued July 11, 1997

July 11, 1997



FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                    MEDIA
B. Gloyden Stewart, Jr.   Scott E. Reed                     Bob Denham
Senior Vice President     Senior Executive Vice President   Vice President
Investor Relations        Chief Financial Officer           Public Relations
(919) 246-4219            (910) 733-3088                    (910) 733-2202


BB&T reports record earnings;
Earnings per share increase 15.2% for the 1st six months


     WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBK) today reported second quarter 1997 earnings of $86.0 million compared to second quarter 1996 earnings of $76.2 million, an increase of 13.0%. On a fully diluted per share basis, BB&T earned $.77 in the second quarter, a 13.2% increase over 1996 earnings of $.68 per share. BB&T's results produced a return on average assets of 1.54% and a return on average equity of 19.46%, compared to prior year ratios of 1.50% and 18.77%, respectively.

     For the six months ended June 30, 1997, BB&T reported net income of $169.1 million, an increase of 14.2% over the earnings reported for the same period a year earlier. Earnings per fully diluted share were $1.52 for the six months, compared to $1.32 recorded in the prior year, an increase of 15.2%.

     "We are extremely pleased with the results for the second quarter and the first half of 1997," said Chairman and Chief Executive Officer John A. Allison. "Our earnings growth continues to be driven by higher noninterest income, a strong net interest margin and ongoing control of noninterest expenses. In addition, the pace of our loan growth has increased during 1997, while we have retained our excellent credit quality."

     Noninterest income increased to $172.7 million for the six months, up 21.6% from the $142.1 million earned last year. The net interest margin increased to 4.58% in 1997 compared to 4.44% in 1996. The efficiency ratio, a measure of productivity, improved to 51.1% for the first six months compared to 53.4% reported last year. BB&T's efficiency ratio is in the top 10% of the banking industry.

MORE


     "Our success in growing noninterest income reflects our high standard of service quality and our execution of the BB&T sales management process," said Mr. Allison. "Approximately 23% of the households served by BB&T utilize at least five products or services, compared to an industry norm of about 10%."

     On July 1, BB&T completed the acquisition of United Carolina Bancshares Corporation, giving BB&T the leading market share of deposits in the Carolinas, where it ranks first in North Carolina and third in South Carolina. "We are very excited to complete this merger and look forward to working with new employees and serving new clients," said Mr. Allison. "Our ultimate goal in pursuing this acquisition is to improve our financial performance and strengthen our fundamental franchise value."

     On May 1, BB&T announced plans to acquire Craigie Incorporated of Richmond, Va. Craigie specializes in securities origination, trading and distribution in both public and private markets. On May 6, BB&T announced plans to purchase Virginia First Financial Corporation of Petersburg, Va. Virginia First operates 24 banking offices through its banking subsidiary, Virginia First Savings Bank, and 12 mortgage loan production centers in Virginia and Maryland through its Virginia First Mortgage subsidiary. These acquisitions affirm BB&T's growth strategy of expanding into Virginia as well as into new lines of business.

     BB&T, formerly Southern National Corporation, continued efforts to solidify its brand identity during the quarter by changing the name of the corporation. "We wanted to eliminate confusion in the marketplace and augment our other efforts to develop the BB&T brand name," said Mr. Allison. BB&T's common stock began trading under its new name and ticker symbol, "BBK," at the start of business on Monday, May 19 on the New York Stock Exchange.

     During the second quarter, BB&T's Board of Directors approved a 14.8% increase in the quarterly dividend paid to shareholders to be effective August 1, 1997. The increase, to $.31 per share, marks the 25th consecutive year that BB&T has declared an increase in the dividend.

     On July 1, following the acquisition of UCB, BB&T Corporation had $27.5 billion in assets and $20.1 billion in deposits. BB&T will operate 485 banking offices in the Carolinas and Virginia after its systems conversion of UCB in September.

     The price of BB&T Corporation's stock closed at $45.94 on July 10. For additional information about BB&T's financial performance, products and services, please visit our website at www.BBandT.com.

#

     BB&T's news releases are available at no charge through PR Newswire's Company News On-Call facsimile service. For a menu of BB&T's news releases or to retrieve a specific release call 800-758-5804, extension 809325.





 QUARTERLY PERFORMANCE SUMMARY                                              B. Gloyden Stewart, Jr.
 BB&T Corporation  (NYSE:BBK)                                               Senior Vice President              (919) 246-4219
 Page 3                                                                     Investor Relations                 (919) 246-4871
                                                          For the Three Months Ended                  Increase / (Decrease)
(Dollars in thousands, except per share data)               6/30/97            6/30/96                $                    %
INCOME STATEMENT

 Interest income - taxable equivalent                $      457,110  $         405,873  $           51,237                  12.6 %
 Interest expense                                           215,072            190,104              24,968                  13.1

 Net interest income - taxable equivalent                   242,038            215,769              26,269                  12.2

 Less: Taxable equivalent adjustment                         12,583              8,446               4,137                  49.0

  Net interest income                                       229,455            207,323              22,132                  10.7

 Provision for loan & lease losses                           19,000             13,261               5,739                  43.3

  Net interest income after provision
    for loan & lease losses                                 210,455            194,062              16,393                   8.4

 Noninterest income                                          87,188             73,084              14,104                  19.3
 Noninterest expense                                        167,776            153,471              14,305                   9.3

 Income before income taxes                                 129,867            113,675              16,192                  14.2
 Provision for income taxes                                  43,831             37,508               6,323                  16.9

  Net income                                         $       86,036  $          76,167  $            9,869                  13.0 %

PER SHARE DATA

 Primary earnings                                    $          .78  $             .69  $              .09                  13.0 %
 Fully diluted earnings                                         .77                .68                 .09                  13.2

 Weighted average shares -          Primary             111,001,304        110,944,393
                              Fully diluted             111,282,139        111,230,630
 Dividends paid on common shares                     $          .27  $             .23  $              .04                  17.4 %

PERFORMANCE RATIOS

 Return on average assets                                      1.54 %             1.50 %
 Return on average equity                                     19.46              18.77
 Net yield on earning assets (taxable equivalent)              4.59               4.49
 Efficiency (taxable equivalent)*                              50.9               53.0


                                                                     For the Six Months Ended          Increase / (Decrease)
(Dollars in thousands, except per share data)                       6/30/97            6/30/96        $                     %
INCOME STATEMENT

 Interest income - taxable equivalent                $      882,943  $         805,674  $           77,269                   9.6 %
 Interest expense                                           413,092            382,202              30,890                   8.1

 Net interest income - taxable equivalent                   469,851            423,472              46,379                  11.0

 Less: Taxable equivalent adjustment                         22,597             16,514               6,083                  36.8

  Net interest income                                       447,254            406,958              40,296                   9.9

 Provision for loan & lease losses                           36,000             24,661              11,339                  46.0

  Net interest income after provision
    for loan & lease losses                                 411,254            382,297              28,957                   7.6

 Noninterest income                                         172,701            142,073              30,628                  21.6
 Noninterest expense                                        328,818            303,115              25,703                   8.5

 Income before income taxes                                 255,137            221,255              33,882                  15.3
 Provision for income taxes                                  86,033             73,237              12,796                  17.5

  Net income                                         $      169,104  $         148,018  $           21,086                  14.2 %

PER SHARE DATA

 Primary earnings                                    $         1.52  $            1.34  $              .18                  13.4 %
 Fully diluted earnings                                        1.52               1.32                 .20                  15.2

 Weighted average shares -          Primary             111,284,838        109,635,195
                              Fully diluted             111,587,159        111,832,424
 Dividends paid on common shares                                .54                .46                 .08                  17.4

PERFORMANCE RATIOS

 Return on average assets                                      1.56 %             1.47 %
 Return on average common equity                              19.31              18.39
 Return on average total equity                               19.31              18.12
 Net yield on earning assets (taxable equivalent)              4.58               4.44
 Efficiency (taxable equivalent)*                              51.1               53.4


NOTE:  Applicable ratios are annualized.
       * Excludes securities gains (losses) & foreclosed property expense.

 QUARTERLY PERFORMANCE SUMMARY                                              B. Gloyden Stewart, Jr.
 BB&T Corporation  (NYSE:BBK)                                               Senior Vice President              (919) 246-4219
 Page 4                                                                     Investor Relations                 (919) 246-4871

                                                          As of / For the Six Months Ended            Increase / (Decrease)
(Dollars in thousands)                                      6/30/97            6/30/96               $                     %
SELECTED BALANCE SHEET DATA

 End of period balances
 Securities, at carrying value*                      $        5,617,377  $       5,261,852  $         355,525                6.8 %
 Loans & leases*                                             15,861,955         14,143,518          1,718,437               12.1
 Allowance for loan & lease losses                              199,237            181,269             17,968                9.9
 Other earning assets                                            17,228             22,209            (4,981)              (22.4)

  Total earning assets                                       21,465,298         19,482,208          1,983,090               10.2

  Total assets                                               22,972,164         20,719,452          2,252,712               10.9

 Noninterest-bearing deposits                                 2,122,241          1,946,849            175,392                9.0
 Interest-bearing deposits                                   13,965,188         13,043,835            921,353                7.1

  Total deposits                                             16,087,429         14,990,684          1,096,745                7.3

 Short-term borrowed funds                                    2,201,296          1,906,065            295,231               15.5
 Long-term debt                                               2,641,290          1,955,559            685,731               35.1

  Total interest-bearing liabilities                         18,807,774         16,905,459          1,902,315               11.3

  Total shareholders' equity                         $        1,755,431  $       1,619,030  $         136,401                8.4 %

 Average balances

 Securities, at amortized cost*                      $        5,318,910  $       4,966,587  $         352,323                7.1 %
 Loans & leases*                                             15,245,661         14,145,466          1,100,195                7.8
 Other earning assets                                            32,990             14,170             18,820              132.8

  Total earning assets                                       20,597,561         19,126,223          1,471,338                7.7

  Total assets                                               21,889,714         20,277,439          1,612,275                8.0

 Noninterest-bearing deposits                                 1,891,832          1,823,309             68,523                3.8
 Interest-bearing deposits                                   13,407,293         12,723,687            683,606                5.4

  Total deposits                                             15,299,125         14,546,996            752,129                5.2

 Short-term borrowed funds                                    2,271,100          2,172,303             98,797                4.5
 Long-term debt                                               2,282,761          1,645,608            637,153               38.7

  Total interest-bearing liabilities                         17,961,154         16,541,598          1,419,556                8.6

 Common equity                                                1,765,955          1,612,199            153,756                9.5
 Preferred equity                                                    --             30,484            (30,484)                NM

  Total shareholders' equity                         $        1,765,955  $       1,642,683  $         123,272                7.5 %


NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
        Applicable ratios are annualized.
        * Balances reflect the securitization of $1.2 billion of loans during 1995 & 1996. The increase in end of period loans, excluding the impact of these securitizations, was 13.5%. Average loan growth, excluding the impact of the securitizations, was 12.6%.
        NM - not meaningful.

 QUARTERLY PERFORMANCE SUMMARY                                              B. Gloyden Stewart, Jr.
 BB&T Crporation  (NYSE:BBK)                                                Senior Vice President              (919) 246-4219
 Page 5                                                                     Investor Relations                 (919) 246-4871

                                                                           As of / For the Quarter Ended
(Dollars in thousands, except per share data)
                                             6/30/97              3/31/97           12/31/96            9/30/96            6/30/96
INCOME STATEMENT

 Interest income - taxable equivalent

 Interest & fees on loans & leases       $   361,785   $          336,770  $         327,724  $         323,363  $         323,747
 Interest & dividends on securities           94,658               88,792             93,399             90,269             81,971
 Interest on short-term investments              667                  271                154                218                155
  Total interest income - taxable
    equivalent                               457,110              425,833            421,277            413,850            405,873

 Interest expense

 Interest on deposits                        148,098              140,950            142,900            144,489            136,870
 Interest on short-term borrowed funds        32,092               26,971             24,334             24,594             27,472
 Interest on long-term debt                   34,882               30,099             30,759             28,842             25,762
  Total interest expense                     215,072              198,020            197,993            197,925            190,104

 Net interest income - taxable
  equivalent                                 242,038              227,813            223,284            215,925            215,769

 Less: Taxable equivalent adjustment          12,583               10,014              9,326              8,348              8,446

  Net interest income                        229,455              217,799            213,958            207,577            207,323

 Provision for loan & lease losses            19,000               17,000             15,500             13,500             13,261

  Net interest income after provision for
   loan & lease losses                       210,455              200,799            198,458            194,077            194,062

 Noninterest income

 Service charges on deposits                  31,145               30,600             28,223             27,340             26,804
 Mortgage banking activities                   9,873               10,486              9,518              6,992              8,542
 Trust revenue                                 6,690                5,344              6,008              5,963              6,166
 Agency insurance commissions                  8,188                9,900              6,038              5,549              4,577
 Other insurance commissions                   3,149                3,059              3,072              2,943              2,566
 Other nondeposit fees & commissions          21,076               18,720             17,941             17,780             17,491
 Securities gains (losses), net                   79                  811              2,663                705               (154)
 Other income                                  6,988                6,593              6,931              7,650              7,092
  Total noninterest income                    87,188               85,513             80,394             74,922             73,084

 Noninterest expense

 Personnel expense                            78,947               81,058             77,086             74,599             75,787
 Occupancy & equipment expense                28,749               26,776             26,629             26,750             25,091
 Federal deposit insurance expense             1,193                1,135                --              36,293              3,172
 Foreclosed property expense                     363                  573                646                214                348
 Amortization of intangibles
   & servicing rights                          5,060                3,870              4,275              2,482              2,792
 Other noninterest expense                    53,464               47,630             54,568             47,396             46,281
  Total noninterest expense                  167,776              161,042            163,204            187,734            153,471

 Income before income taxes                  129,867              125,270            115,648             81,265            113,675
 Provision for income taxes                   43,831               42,202             35,968             25,299             37,508

  Net income                             $    86,036   $           83,068  $          79,680  $          55,966  $          76,167


PER SHARE DATA

 Primary earnings                        $       .78   $              .74  $             .72  $             .50  $             .69
 Fully diluted earnings                          .77                  .74                .72                .50                .68
 Dividends paid on common shares                 .27                  .27                .27                .27                .23
 Book value per common share                   16.30                16.07              15.82              15.18              14.82

NOTES:  Net income, excluding nonrecurring items, was $77.2 million, or $.70 per fully diluted share, for the third quarter of 1996.

 QUARTERLY PERFORMANCE SUMMARY                                              B. Gloyden Stewart, Jr.
 BB&T Corporation  (NYSE:BBK)                                               Senior Vice President              (919) 246-4219
 Page 6                                                                     Investor Relations                 (919) 246-4871

                                                                    As of / For the Quarter Ended
(Dollars in thousands)                 6/30/97              3/31/97           12/31/96            9/30/96            6/30/96
SELECTED BALANCE SHEET DATA

 End of period balances

 Securities, at carrying value   $       5,617,377   $        5,345,023  $       5,261,507  $       5,616,726  $       5,261,852
 Loans & leases                         15,861,955           15,349,240         14,584,064         14,110,996         14,143,518
 Allowance for loan & lease
   losses                                  199,237              193,987            183,932            184,203            181,269
 Other earning assets                       17,228               29,349             20,986              7,862             22,209
  Total earning assets                  21,465,298           20,729,693         19,846,501         19,754,062         19,482,208

  Total assets                          22,972,164           22,052,195         21,246,562         21,096,557         20,719,452

 Noninterest-bearing deposits            2,122,241            2,009,401          1,990,415          2,039,356          1,946,849
 Interest-bearing deposits              13,965,188           13,546,695         12,963,499         12,979,056         13,043,835
  Total deposits                        16,087,429           15,556,096         14,953,914         15,018,412         14,990,684

 Short-term borrowed funds               2,201,296            2,183,091          2,263,303          2,095,282          1,906,065
 Long-term debt                          2,641,290            2,273,288          2,051,767          2,050,211          1,955,559
  Total interest-bearing
    liabilities                         18,807,774           18,003,074         17,278,569         17,124,549         16,905,459

  Total shareholders' equity             1,755,431            1,753,437          1,729,169          1,656,806          1,619,030

 Goodwill                                  100,561               91,717             54,409             38,596             38,681
 Core deposit & other intangibles            7,415                7,782              9,003              7,312              7,700
  Total intangibles                        107,976               99,499             63,412             45,908             46,381

  Mortgage servicing rights                 46,362               50,855             37,074             35,549             29,786

  Negative goodwill                         36,054               37,613             39,172             40,732             42,291

 Average balances

 Securities, at amortized cost   $       5,471,813   $        5,164,308  $       5,408,963  $       5,353,806  $       4,975,231
 Loans & leases                         15,584,414           14,903,144         14,326,427         14,145,593         14,269,580
 Other earning assets                       45,936               19,900             11,213             14,983             10,780
  Total earning assets                  21,102,163           20,087,352         19,746,603         19,514,382         19,255,591

  Total assets                          22,417,372           21,356,193         21,031,881         20,703,073         20,400,678

 Noninterest-bearing deposits            1,943,100            1,839,994          1,927,944          1,853,529          1,848,295
 Interest-bearing deposits              13,622,413           13,189,783         13,090,127         13,139,545         12,741,060
  Total deposits                        15,565,513           15,029,777         15,018,071         14,993,074         14,589,355

 Short-term borrowed funds               2,403,603            2,137,125          1,881,838          1,823,310          2,129,143
 Long-term debt                          2,403,913            2,160,263          2,161,321          1,977,109          1,779,639
  Total interest-bearing
    liabilities                         18,429,929           17,487,171         17,133,286         16,939,964         16,649,842

  Total shareholders' equity             1,773,560            1,758,266          1,709,689          1,642,720          1,631,951

RISK-BASED CAPITAL

 Risk-based capital:
  Tier 1                         $       1,624,067   $        1,652,955  $       1,666,481  $       1,622,634  $       1,606,263
  Total                                  2,313,497            2,093,666          2,093,143          2,050,123          2,022,831
 Risk-based capital ratios:
  Tier 1                                      10.5 %               10.7 %            11.7  %             11.3 %             11.9 %
  Total                                       14.9                 13.6              14.7                14.3               15.0
 Leverage capital ratio                        7.3                  7.8                8.0                7.9                7.9

PERFORMANCE RATIOS

 Return on average assets                     1.54 %               1.58 %             1.51 %             1.08 %             1.50 %
 Return on average equity                    19.46                19.16              18.54              13.55              18.77
 Net yield on earning assets
  (taxable equivalent)                        4.59                 4.56               4.52               4.42               4.49
 Efficiency (taxable equivalent)*             50.9                 51.3               54.0               53.3               53.0
 Noninterest income as a percentage
   of total income (taxable
   equivalent)*                               26.5                 27.1               25.8               25.6               25.3
 Equity as a percentage of total assets
  end of period                                7.6                  8.0                8.1                7.9                7.8
 Average earning assets as a percentage
  of average total assets                     94.1                 94.1               93.9               94.3               94.4
 Average loans & leases as a percentage
  of average deposits                        100.1                 99.2               95.4               94.3               97.8

NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
        Applicable ratios are annualized.
        * Excludes securities gains (losses) & foreclosed property expense & nonrecurring items.

 QUARTERLY PERFORMANCE SUMMARY                                              B. Gloyden Stewart, Jr.
 BB&T Corporation  (NYSE:BBK)                                               Senior Vice President              (919) 246-4219
 Page 7                                                                     Investor Relations                 (919) 246-4871

                                                                         As of / For the Quarter Ended
(Dollars in thousands, except per share data)
                                            6/30/97              3/31/97           12/31/96            9/30/96            6/30/96
ASSET QUALITY ANALYSIS

 Allowance For Loan & Lease Losses
  Beginning balance              $         193,987   $          183,932  $         184,203  $         181,269  $         178,885
  Allowance for acquired loans                  --                3,811                --                 --                 --
  Provision for loan & lease
    losses                                  19,000               17,000             15,500             13,500             13,261
  Charge-offs                              (17,064)             (14,435)           (19,159)           (15,014)           (14,150)
  Recoveries                                 3,314                3,679              3,388              4,448              3,273
   Ending balance                $         199,237   $          193,987  $         183,932  $         184,203  $         181,269

 Nonperforming Assets
  Nonaccrual loans & leases      $          59,928   $           57,681  $          59,717  $          58,238  $          63,703
  Foreclosed real estate                    10,055                9,938              9,023              7,166              4,926
  Other foreclosed property                  9,799               13,418             11,429              8,609              7,426
   Nonperforming assets          $          79,782   $           81,037  $          80,169  $          74,013  $          76,055

  Loans 90 days or more past due
   & still accruing              $          25,337   $           27,999  $          32,052  $          28,222  $          18,025

 Asset Quality Ratios
  Nonaccrual loans & leases as
   a percentage of total loans
   & leases                                    .38 %                .38 %              .41 %              .41 %              .45 %
  Nonperforming assets as a percentage of:
   Total assets                                .35                  .37                .38                .35                .37
   Loans & leases plus
    foreclosed property                        .50                  .53                .55                .52                .54
  Net charge-offs as a percentage of
   average loans & leases                      .35                  .29                .44                .30                .31
  Allowance for loan & lease losses as
   a percentage of loans & leases             1.26                 1.26               1.26               1.31               1.28
  Ratio of allowance for loan & lease losses to:
   Net charge-offs                            3.61 x               4.45 x             2.93 x             4.38 x             4.14 x
   Nonaccrual loans & leases                  3.32                 3.36               3.08               3.16               2.85

MEMO ITEMS

 Unrealized appreciation (depreciation)
   on securities available for sale,
   net of tax                    $          18,752   $           (4,102)  $         11,809  $         (11,736)  $        (33,614)
 Common stock prices (daily
   close):                       High        47.13                40.75              36.75              33.88              31.75
                                  Low        35.75                35.25              33.38              28.63              28.88
                        End of period        45.00                37.25              36.25              33.25              31.75
 Weighted average shares -    Primary  111,001,304          111,554,075        111,322,206        110,841,221        110,944,393
                        Fully diluted  111,282,139          111,554,075        111,393,144        111,013,052        111,230,630
 End of period shares outstanding      107,698,079          109,138,628        109,297,489        109,112,010        109,224,753
 End of period offices                         420                  423                419                425                432


                                                         As of / For the Six Months Ended               Increase / (Decrease)
(Dollars in thousands)                                      6/30/97              6/30/96                $                   %

 Allowance For Loan & Lease Losses
  Beginning balance                                  $          183,932  $         175,588  $           8,344                4.8 %
  Allowance for acquired loans                                    3,811                 --              3,811                 NM
  Provision for loan & lease losses                              36,000             24,661             11,339               46.0
  Charge-offs                                                   (31,499)           (25,311)             6,188               24.4
  Recoveries                                                      6,993              6,331                662               10.5
   Ending balance                                    $          199,237  $         181,269  $          17,968                9.9 %

 Asset Quality Ratios
  Net charge-offs as a percentage of
   average loans & leases                                           .32 %              .27 %
  Ratio of allowance for loan & lease losses to
   net charge-offs                                                 4.03 x             4.75 x


NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
        Applicable ratios are annualized.
        NM - not meaningful.

 QUARTERLY PERFORMANCE SUMMARY                                              B. Gloyden Stewart, Jr.
 BB&T Corporation  (NYSE:BBK)                                               Senior Vice President              (919) 246-4219
 Page 8                                                                     Investor Relations                 (919) 246-4871

                                                                       For the Quarter Ended
                                         6/30/97              3/31/97           12/31/96            9/30/96            6/30/96
INTEREST YIELDS/RATES (Taxable equivalent)

 Interest income:
 Securities*                                  6.92 %               6.88 %             6.91 %             6.74 %             6.63 %
 Loans & leases                               9.31                 9.14               9.11               9.10               9.13
 Other earning assets                         5.82                 5.52               5.46               5.79               5.78

  Total earning assets*                       8.68                 8.55               8.50               8.45               8.48

 Interest expense:
 Interest-bearing deposits                    4.36                 4.33               4.34               4.37               4.32
 Short-term borrowed funds                    5.36                 5.12               5.14               5.37               5.19
 Long-term debt                               5.81                 5.63               5.66               5.80               5.82

  Total interest-bearing liabilities          4.68                 4.59               4.60               4.65               4.59

 Net yield on earning assets                  4.59 %               4.56 %             4.52 %             4.42 %             4.49 %

NOTES:  *Yields calculated based on securities at amortized cost.

                                                     As of
(Dollars in thousands)                               6/30/97
DERIVATIVES: INTEREST RATE SWAPS, CAPS & FLOORS
                                                           Notional            Receive             Pay             Unrealized
 Type                                                       Amount              Rate               Rate          Gains (Losses)

 Receive fixed swaps                                 $          727,000               6.66 %             5.82 %  $         4,440
 Pay fixed swaps                                                343,980               5.72               5.56              1,984
 Basis swaps                                                     50,000               5.56               5.46                 (3)
 Caps & floors                                                  415,000                 --                 --              1,120

 Total                                               $        1,535,980               6.32 %             5.72 %  $         7,541

                                                                              One Year            One to              After
 Contractual Maturity Schedule                               Total             or Less          Five Years         Five Years

 Receive fixed swaps                                 $          727,000  $          25,000  $         202,000    $       500,000
 Pay fixed swaps                                                343,980              6,818            324,657             12,505
 Basis swaps                                                     50,000             50,000                 --                 --
 Caps & floors                                                  415,000                 --            355,000             60,000

 Total                                               $        1,535,980  $          81,818  $         881,657    $       572,505


                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOUTHERN NATIONAL CORPORATION
                                                  (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                              Sherry A. Kellett
                                 Executive Vice President and Controller
                                      (Principal Accounting Officer)

Date:  July 11, 1997